UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2021

OptimizeRx Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-38543	26-1265381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
400 Water Street, Suite 200, Rochester, MI		48307
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 248-651-6568

                           Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	OPRX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The description of the Amended and Restated Bylaws (as defined below) included under Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 22, 2021, the Board of Directors (the “Board”) of OptimizeRx Corporation (the “Corporation”) approved the Second Amended and Restated Bylaws of the Corporation (the “Amended and Restated Bylaws”) to modernize and update the Company’s bylaws to (a) conform to Nevada law; (b) reflect developments in public company governance; (c) remove certain outdated provisions; (d) clarify certain corporate procedures; and (e) conform language and style. The Amended and Restated Bylaws became effective immediately upon their adoption by the Board. The Amended and Restated Bylaws, among other things:

•	provide that special meetings of stockholders may be called by the Chairperson or the Chief Executive Officer of the Corporation and must be called by the Secretary of the Corporation upon the written request of at least a majority of the Board or stockholders who together own of record not less than 50.1% of the issued and outstanding capital stock of the Corporation entitled to vote at such meeting (the prior bylaw provision provided that a special meeting could be called by the President of the Corporation and must be called at the request of a majority of the Board or of stockholders who together hold at least 50.1% of the entire issued and outstanding capital stock of the Corporation and are entitled to vote);
•	expressly state that a meeting of stockholders can be held via electronic communications, videoconferencing, teleconferencing or other available technology;
•	provide that notice must be given to stockholders not less than 10 nor more than 60 days prior to a meeting (the prior bylaw provision had provided that notice be delivered not less than 14 nor more than 60 days prior to a meeting);
•	provide that, pursuant to Nevada law, certain forms of electronic transmission may be used for communications and notices by or to the Company, directors and stockholders
•	add a new provision which provides that the Board may fix in advance, consistent with Nevada law, a record date for the purpose of determining stockholders entitled to notice of and to vote at any meeting of stockholders or any adjournment or postponement thereof, which shall not be more than 60 days nor less than 10 days before the date of the meeting;
•	add advance notice provisions that apply to stockholder nominations or proposals in connection with annual and special stockholder meetings;
•	adjust the voting standard to be consistent with the default voting provision under Nevada law, and, accordingly, provide that when a quorum is present at any meeting of stockholders, an action by the stockholders (other than the election of directors) is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action unless a different vote is required pursuant to the Corporation’s articles of incorporation, Amended and Restated Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law (the prior bylaw provision provided that the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before a meeting, unless the question is one upon which by express provision of the statutes or of the incorporating documents, a different vote is required);
•	revise the removal of director provision to be consistent with Nevada law and, accordingly, provide that subject to any rights of the holders of preferred stock, if any, and except as otherwise provided in Nevada law, any director or the entire Board may be removed by a vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote at a stockholders meeting (the prior bylaw provision provided that, subject to the Corporation’s articles of incorporation and any certificate of designation, any director or the entire Board could be removed, with or without cause, by a majority vote of the Corporation’s issued and outstanding shares eligible to vote);
•	add new provisions related to the conduct of stockholder meetings and removed the ability of stockholders to take action by written consent in lieu of a meeting;
•	amend the indemnification provisions to clarify the scope and nature of the indemnification rights granted by the Company and add a provision which requires the Corporation to pay the expenses of directors and officers incurred in defending a proceeding involving the director or officer in his or her capacity as such as the expenses are incurred and in advance of the final disposition upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court that he or she is not entitled to be indemnified;
•	add a provision which provides that any amendments to the indemnification provisions contained in the Amended and Restated Bylaws which limit or reduce the indemnification must be approved by the unanimous vote of the directors of the Corporation then serving or by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote at a stockholders meeting;
•	provide that, except as otherwise provided by the Amended and Restated Bylaws, the bylaws may be amended, revised, or repealed or new bylaws may be adopted only by the vote of a majority of the Board or stockholders representing not less than a majority of the voting power of the issued and outstanding stock entitled to vote at a stockholders meeting (the prior bylaw provision provided that the bylaws may be amended, revised, or repealed or new bylaws may be adopted by a majority of the stockholders at a legal meeting of the stockholders entitled to vote or by a resolution adopted by a majority of the directors then in office); and
•	add a forum selection clause.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by the full text of the Amended and Restated Bylaws, which are attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On June 22, 2021, the Board adopted revisions to the Corporation’s Code of Business Conduct and Ethics (the “Code”) applicable to the Corporation’s directors, officers, and employees. The revisions to the Code were adopted to reflect current best practices, improve readability, promote awareness of ethical issues that may be encountered in carrying out an employee's or a director's responsibilities, and more clearly communicate the Corporation’s expectations regarding ethical business conduct. The new Code updated and clarified topics previously addressed in the prior Code, including conflicts of interest, corporate opportunities, confidential information, protection of corporate assets, fair employment practices, financial reports, and anti-corruption and anti-bribery laws. The Code also includes other clarifying, administrative and non-substantive revisions.

The adoption of the revisions to the Code did not relate to or result in any waiver, whether explicit or implicit, of any provision of the Code.

The foregoing description of revisions to the Code does not purport to be complete and is qualified in its entirety by the full text of the Code, which is attached as Exhibit 14.1 hereto and incorporated herein by reference. The Code is also available on the Corporation’s website at www.optimizerx.com.  Information contained on, or that can be accessed through, the Corporation’s website does not constitute a part of this Report and is not incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
3.1	Second Amended and Restated Bylaws of OptimizeRx Corporation
14.1	OptimizeRx Corporation Code of Business Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMIZERX CORPORATION

Date: June 25, 2021	By:	/s/ Doug Baker
Name: Doug Baker
Title: Chief Financial Officer